Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 11, 2019
to the
CrossingBridge Long/Short Credit Fund (the “Fund”)
Prospectus dated January 28, 2019, as supplemented

This supplement makes the following correction to the Prospectus dated January 28, 2019, as supplemented.

The Average Annual Total Returns table in the summary section on page 15 of the Prospectus is amended and replaced with the following table, which corrects the Since Inception returns of the Bloomberg Barclays U.S. Aggregate Total Return Bond Index:

Average Annual Total Returns as of December 31, 2018	1 Year	Since Inception (2/27/15)
Institutional Class Shares
Return Before Taxes	0.25%	1.68%
Return After Taxes on Distributions	-0.65%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	0.15%	0.72%
Bloomberg Barclays U.S. Aggregate Total Return Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	1.45%

Please retain this Supplement with your Prospectus for future reference.

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